Patent Settlement and License Agreements	12 Months Ended
Dec. 31, 2010
Patent Settlement and License Agreements

Note 6 — Patent Settlement and License Agreements

In 2005, 2006, and 2007 the Company identified and successfully pursued numerous companies that either marketed or sought to market products similar to the AutoloGelTM System, that the Company believed were infringing, inducing infringement of, or would infringe its intellectual property rights. Settlements were achieved and/or licenses were granted to these companies resulting in a royalty stream for Cytomedix. Royalties generated from these licensing agreements, as well as the related costs, are separately disclosed in the Consolidated Statements of Operations as “Royalties” and “Cost of royalties,” respectively. These license agreements, and the revenue streams associated therewith, have since terminated as the underlying patents expired in November 2009, with only final closeout adjustments being recorded in 2010.